UNITED STATES

                   SECURITIES AND EXCHANGE COMMSSION

                         WASHINGTON, D.C. 20549





                                FORM 8-K

    Current Report Pusuant to SECTION 13 OR 15(d) OF THE SECURITIES

                        AND EXCHANGE ACT OF 1934



                           Date: May 7, 2001

                    Commission file number: 0-28035



                            EMC GROUP, INC.

     FLORIDA                                             05-9346551
State of incorporation                              (IRS Employer number)



                 ADDRESS OF PRINCIPAL EXECUTIVE OFFICE:

                           346 Tanager Court

                        Lakeland, Florida 33803

                        Telephone: 863-619-6353





Item 4. Changes in Registrant's Certifying Accountant.

On June 6, 2000, the Company engaged the services of Parks, Tschopp, Whitcomb & Orr, P.A., CPA's to audit the financial statements of the company. There are no disagreements between Mr. David Ramos and the Company



                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            EMC GROUP, INC.

Date: May 7, 2001


                            /s/Erhard Sommer

                               President